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                                                                      EXHIBIT 23


               Consent of Independent Certified Public Accountants

         As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into MTL Inc.'s previously filed Registration Statement File No. 33-89096.



                                             Arthur Andersen LLP

Tampa, Florida
    March 17, 1998